                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                        Amendment No.1 to Current Report

                             TRANSMEDIA EUROPE, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                 13-3701141
           --------                                 ----------
(State or other jurisdiction of                  (I.R.S. Employer
incorporation of organization)                  Identification No.)


                 11 ST. JAMES'S SQUARE, LONDON SW1Y 4LB, ENGLAND
                 -----------------------------------------------
               (Address of principal executive offices) (zip code)

                            U.K. 011-44-171-930-0706
                            ------------------------
                              including area code)



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days


                                             Yes         No    X
                                                 ----        ----

                    TRANSMEDIA EUROPE, INC. AND SUBSIDIARIES


Item 2.  Acquisition or Disposal of Assets


     On December 2, 1997, Transmedia Australia Holdings Pty Ltd ("Transmedia Australia"), a company owned equally by Transmedia Europe, Inc. ("the Company") and Transmedia Asia Pacific, Inc. ("TMAP"), a Delaware corporation which shares common directors and officers with the Company, purchased 51% of the common stock of Nationwide Helpline Services Pty Ltd ("NHS"), through a newly incorporated intermediary holding company. The total consideration paid by Transmedia Australia for its 51% interest in the equity capital of NHS was Aus$10,000,000 (approximately $7,150,000 as at December 2, 1997). Transmedia Australia also agreed to purchase the balance of the equity capital of NHS for Aus$2,500,000 on June 30, 1998 with the right to extend such obligation until September 30, 1998 by paying interest at 5% per annum ("Balance Obligation"). Transmedia Australia exercised the extension right.

     The total consideration for the 51% interest in NHS was allocated by the sellers as follows. Aus$6,000,000 for the equity capital of NHS and Aus$4,000,000 in sign-on fees payable to the former principals of NHS. As originally structured the Aus$10,000,000 was to be advanced to Transmedia Australia by the Company and TMAP as follows:

     Equity Capital Element:


                                      Company              TMAP            Total

         Deposit                      200,000           200,000          400,000
         1st Instalment             1,400,000         1,400,000        2,800,000
         2nd Instalment             1,400,000         1,400,000        2,800,000

         Total                      3,000,000         3,000,000        6,000,000


     The deposit was advanced to Transmedia Australia and paid to the sellers in June, 1997. The first instalment of Aus$2,800,000 was paid in December 1997, 50% in cash and the balance by the issuance of 500,000 of the common stock of each of the Company and TMAP (valued at the then market price). The second instalment payment date was extended as provided by the terms of the agreement until May 1, 1998 and was paid on that date along with interest of Aus$34,781.

                    TRANSMEDIA EUROPE, INC. AND SUBSIDIARIES


Item 2.  Acquisition or Disposal of Assets (cont'd)


         Sign-on Fees
                                      Company              TMAP            Total

         1st Instalment             1,000,000         1,000,000        2,000,000
         2nd Instalment             1,000,000         1,000,000        2,000,000

         Total                      2,000,000         2,000,000        4,000,000



     The first instalment was payable on January 31, 1998 of which an aggregate of Aus$1,250,000 could be deferred until May 1, 1998. On January 31, 1998, in lieu of the required minimum payment of Aus$750,000, Aus$203,571 was paid in cash and the balance was settled by a promissory note in the sum of Aus$546,429 payable on June 30, 1998. As of the date hereof such promissory note has been fully repaid. The Aus$1,250,000 due on May 1, 1998 was paid together with accrued interest thereon at 5% per annum, approximately Aus$15,240. The second instalment was due for payment on June 30, 1998 and was then further deferred until September 30, 1998.

     The Company was unable to make the payments due on September 30, 1998. However, the Company commenced negotiations with the former owners of NHS and on October 21, 1998 reached an agreement pursuant to which the settlement date for the Balance Obligation and the final settlement of the Sign-on Fees was extended to November 16, 1998. In addition, the 2nd instalment of the Sign-on Fees was reduced from Aus$1 million for each of the Company and TMAP (a total of Aus$2 million) to Aus$500,000 for each of the Company and TMAP (a total of $1 million).

     On November 17, 1998 the Balance Obligation and the reduced final instalment of the Sign-on Fees were paid in full, together with accrued interest in the amount of Aus$ 47,557 (approximately $29,960).

     The final payments to the former owners of NHS were funded from the proceeds of a "1 Year Secured Promissory Note" in the principal sum of $3.4 million executed with FAI General Insurance, a shareholder of the Company and TMAP, on November 17, 1998. Interest on the Promissory Note accrues at the rate of 10% per annum and is payable quarterly in arrears. The Promissory Note is secured by a charge over Transmedia Australia and is guaranteed by the Company.

     This amended Form 8K/A is filed to report the purchase of the balance of the equity capital of NHS and to provide the financial statements and pro forma financial information related thereto

                    TRANSMEDIA EUROPE, INC. AND SUBSIDIARIES



Item 7.           Financial Statements and Exhibits

(a)  Pro forma Financial Information

     The following pro forma unaudited balance sheet at September 30, 1997 is presented as if the NHS acquisition had occurred on October 1, 1996. The pro forma unaudited consolidated statement of operations for the year ended September 30, 1997 is presented as if the NHS acquisition had occurred on October 1, 1996. The pro forma data is presented for informational purposes only and may not be indicative of the results of operations and the future financial position of the Company or what the results of operations and financial position of the Company would have been if the NHS acquisition had occurred on the dates set forth. These pro forma consolidated balance sheet and proforma statement of operations should be read in conjunction with the historical financial statements and notes thereto of the Company.

     The pro forma balance sheet represents the investment in NHS under the equity method of accounting since the Company does not have overall control of NHS.


(b)  Financial Statements of Businesses Acquired

     In accordance with Rule 210.3-05(b) of Regulation S-X the historic financial statements for NHS covering the fiscal years ended June 30, 1995, 1996 and 1997 are attached to this report.

     Prior to the date of acquisition the historic financial statements of NHS had not been audited as there was no audit requirements within its jurisdiction. The historic financial statements cannot be retroactively audited without undue effort and expense.

     There are no adjustments required to these financial statements to comply with US generally accepted accounting principles and regulation S-X. Accordingly, no reconciliation statement in accordance with Item 17 of Form 20-F is presented.

                               TRANSMEDIA EUROPE INC. AND SUBSIDIARIES
                                 PROFORMA CONSOLIDATED BALANCE SHEET



                                                                                                           Proforma
                                                 September 30,         Proforma                       September 30,
                                                          1997       adjustments             Note              1997
                                                     (Audited)
                                               ---------------   ---------------  ---------------   ---------------
Assets

Current assets
      Cash                                             554,624          (149,226)              (1)      $   405,398
      Trade accounts receivable                        484,968                                              484,968
      Restaurant credits                             1,265,918                                            1,265,918
      Amounts due from related parties                  86,401                                               86,401
      Prepaid expenses and other current assets        599,626                                              599,626
                                                   -----------       -----------                        -----------
Total current assets                                 2,991,537          (149,226)                         2,842,311

Non-current assets
      Investment in affiliated company                       0         3,968,709               (1),(2)    3,968,709
      Property and equipment                           741,116                                              741,116
      Intangible assets                              5,197,426                                            5,197,426
      Other assets                                     142,946                                              142,946
                                                   -----------       -----------                        -----------
Total assets                                       $ 9,073,025        $3,819,483                        $12,892,508
                                                   -----------       -----------                        -----------
                                                   -----------       -----------                        -----------

Liabilities and Stockholders' Equity

Current liabilities
      Bank Overdraft                                   952,668                                          $ 1,595,524
      Trade accounts payable                         2,384,516                                            2,384,516
      Deferred membership fee income                   536,509                                              536,509
      Accrued liabilities                            1,459,388                                            1,459,388
      Amount due to related party                    2,345,841         1,060,000               (1)        3,405,841
                                                   -----------       -----------                        -----------
Total liabilities                                    7,678,922         1,060,000                          8,738,922


Stockholders' equity

      6 1/2 % Convertible Preferred Shares               5,909                                                5,909
      Common stock                                         140                27               (1)              167
      Additional paid in capital                    12,108,055         2,659,973               (1)       14,768,028
      Accumulated deficit                          (10,655,175)           99,483               (2)      (10,555,692)
      Treasury Stock                                  (517,112)                                            (517,112)
      Cumulative foreign currency translation
        adjustment                                    (382,668)                                            (382,668)
                                                   -----------       -----------                        -----------
      Total stockholders' equity                   $   559,149         2,759,483                        $ 3,318,632

      Minority Interest                                834,954                                              834,954
                                                   -----------       -----------                        -----------
Total liabilities and stockholders' equity         $ 9,073,025         3,819,483                        $12,892,508
                                                   -----------       -----------                        -----------
                                                   -----------       -----------                        -----------


See accompanying notes

                     TRANSMEDIA EUROPE INC. AND SUBSIDIARIES
                  PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS



                                                                                                           Proforma
                                                     Year ended         Proforma                         Year ended
                                                  September 30,      Adjustments             Note     September 30,
                                                           1997                                                1997
                                                      (Audited)
                                                ---------------  ---------------  ---------------   ---------------

Total revenues and fees                               7,870,256                                           7,870,256

Cost of sales                                         4,709,911                                           4,709,911
                                                    -----------      -----------                        -----------

Gross profit                                          3,160,345                                           3,160,345

Selling, general and
administrative expenses                              (7,399,596)                                         (7,399,596)

                                                    -----------      -----------                        -----------

Loss from operations                                 (4,239,251)                                         (4,239,251)

Share of profits/losses of associated company          (116,899)          99,483               (2)          (17,416)

Interest income                                          11,287                                              11,287
                                                    -----------      -----------                        -----------

Loss before income taxes                             (4,344,863)          99,483                         (4,245,380)

Income taxes                                             13,621                                              13,621
                                                    -----------      -----------                        -----------

Net loss before preferred share dividends            (4,331,242)          99,483                         (4,231,759)

Minority Interest                                       805,859                                             805,859

Preferred share dividends                              (220,865)                                           (220,865)
                                                    -----------      -----------                        -----------


Net loss after preferred share dividends            $(3,746,248)          99,483                       $ (3,643,765)

Loss per common share                               $     (0.27)                                       $      (0.27)

Weighted average number of  common
shares outstanding                                   13,736,502                                          13,736,502



See accompanying notes

                     TRANSMEDIA EUROPE INC. AND SUBSIDIARIES
       NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


Note 1: To record the cost of the acquisition of 50% of the common stock of Transmedia Australia


                                            Aus$              US$

Total Consideration                         5,970,178         3,869,226



Total consideration includes $Aus220,000 (approx $139,000) in legal fees, stamp duty and other incidental costs

Consideration consists of

Cash                                 5,266,448         3,369,226
Issuance of common stock               703,730           500,000


Cash used for the acquisition was sourced as follows -

Aus $970,000 (approximately $620,000) was sourced from a Private Placement of shares dated August 7, 1998 which closed on December 31, 1997. Aus$ 235,000 (approximately $150,000) was sourced from existing cash reserves. Aus$ 2,405,000 (approximately $1,540,000) was sourced from a Private Placement of shares dated February 1, 1998 which closed on April 30, 1998 and Aus$ 1,656,000 (approximately $1,060,000) from a loan from TMAP


Note 2: To record the equity profits of NHS for the year to September 30, 1997


                                                       Aus$              US$
         Profits for the year to September 30, 1997  272,555           198,965

         Company's share of profits (50%)            136,278             99,483




Note 4. Exchange rates used to prepare Pro forma financial information

        Closing rate of exchange at September 30, 1997 is $0.7251 = Aus$1 Average exchange rate for the 12 months ended September 30, 1997 is $0.7300 = Aus$1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorised.

TRANSMEDIA EUROPE, INC.




By: /s/ Paul Harrison
    -----------------
Paul Harrison
President and Chief Financial Officer

                          WARRAWEE SERVICES PTY LIMITED

            (FORMERLY KNOWN AS NATIONWIDE HELPLINE SERVICES PTY LTD)

                              FINANCIAL STATEMENTS
                               FOR THE YEAR ENDED
                                 30TH JUNE 1997

                                                                           Gould
                                                          Ralph Services Pty Ltd
                                                                       Chartered
                                                                     Accountants

                          WARRAWEE SERVICES PTY LIMITED

            (FORMERLY KNOWN AS NATIONWIDE HELPLINE SERVICES PTY LTD)

                                    CONTENTS

                             Statement by Directors

                     Profit and Loss Appropriation Statement

                                  Balance Sheet

              Notes to and Forming Part of the Financial Statements

                             Profit & Loss Statement

                               Compilation Report

                          WARRAWEE SERVICES PTY LIMITED
                                 ACN 003 846 544

                             STATEMENT BY DIRECTORS

The directors have determined that the company is not a reporting entity and therefore there is no requirement to apply Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) in the preparation of these financial statements. The directors have determined that the accounting policies adopted in the preparation of this special purpose financial report as outlined in Note 1 to the accounts are appropriate to the needs of the members.

In the opinion of the directors of the company:

      (a) The Profit and Loss Statements give a true and fair view of the profit or loss of the company for the financial year ended 30th June 1997; and

      (b) The Balance Sheet gives a true and fair view of the state of affairs of the company as at the end of the financial year.


/s/ Kevin Bostridge

Kevin Bostridge
Director


/s/ Robert Swinbourn

Robert Swinbourn
Director

Dated at Sydney this 30th day of January, 1998

                          WARRAWEE SERVICES PTY LIMITED
            (FORMERLY KNOWN AS NATIONWIDE HELPLINE SERVICES PTY LTD)
                                 ACN 003 846 544

                     PROFIT AND LOSS APPROPRIATION STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1997



                                       Note    This Year    Last Year
                                                        $            $
----------------------------------------------------------------------------
OPERATING PROFIT BEFORE INCOME TAX             481,017.39   277,968.71
Income Tax Expense                             195,718.95   117,949.00
                                               ----------   ----------
NET OPERATING PROFIT                           285,298.44   160,019.71
Retained Profits - Beginning of Year           141,209.90   (18,809.81)
                                               ----------   ----------
UNAPPROPRIATED PROFIT AT 30TH JUNE
1997                                           426,508.34   141,209.90
                                               ----------   ----------

         The accompanying notes form part of these financial statements.

        This statement is unaudited - refer attached Compilation Report.

                          WARRAWEE SERVICES PTY LIMITED
            (FORMERLY KNOWN AS NATIONWIDE HELPLINE SERVICES PTY LTD)
                                 ACN 003 846 544

                                  BALANCE SHEET
                              AS AT 30TH JUNE 1997



                                     Note    This Year       Last Year
                                                      $               $
--------------------------------------------------------------------------------
CURRENT ASSETS
Cash on Hand                                         --          200.00
Short Term Deposits                          330,355.37      310,799.89
Deposit: Icon Group Services                 180,000.00              --
Cash at Bank                                 371,925.40      434,406.52
Escrow Bank Account                          208,454.96       57,444.73
Sundry Debtors                                      --        (2,119.93)
Trade Debtors                          2     440,792.50      457,003.13
Loans to Directors                            15,494.71          494.71
Loans - Unsecured                      3      41,745.30       21,000.00
Prepayments                                   18,490.01       21,434.05
                                           ------------    ------------
                                           1,607,258.25    1,300,663.10
                                           ------------    ------------

NON CURRENT RECEIVABLES
Loans- Unsecured                       4      79,114.00       93,114.00
                                           ------------    ------------
                                              79,114.00       93,114.00
                                           ------------    ------------
NON CURRENT INVESTMENTS
Share Investments                      5     144,502.00       22,840.00
                                           ------------    ------------
                                             144,502.00       22,840.00
                                           ------------    ------------
FIXED ASSETS
Property, Plant and Equipment          6     286,591.35      183,707.78
                                           ------------    ------------
                                             286,591.35      183,707.78
                                           ------------    ------------
OTHER ASSETS
Future Income Tax Benefit                     29,812.69       27,901.00
S.C.C Security Deposit                         1,900.00        1,900.00
Cabcharge Security Deposit                       200.00          200.00
                                           ------------    ------------
                                              31,912.69       30,001.00
                                           ------------    ------------
TOTAL ASSETS                               2,149,378.29    1,630,325.88
                                           ------------    ------------


        The accompanying notes form part of these financial statements.

        This statement is unaudited - refer attached Compilation Report.

                          WARRAWEE SERVICES PTY LIMITED
            (FORMERLY KNOWN AS NATIONWIDE HELPLINE SERVICES PTY LTD)
                                 ACN 003 846 544

                                  BALANCE SHEET
                              AS AT 30TH JUNE 1997


                                          Note     This Year         Last Year
                                                            $                $
--------------------------------------------------------------------------------
CURRENT LIABILITIES
Hire Purchase Liability                    7        36,432.82        14,774.37
Other Payables                             8        46,881.86        29,446.50
Trade Creditors                                    339,902.77       383,526.72
Sundry Accruals                            9       171,035.14        30,521.86
Unearned Income                                    165,610.00       498,063.00
Loans - Unsecured                         10       418,310.66       235,833.73
Loans - Secured                           11        89,237.51               --
Provisions                                12       250,661.09       141,813.04
                                                 ------------     ------------
                                                 1,518,071.85     1,333,979.22
                                                 ------------     ------------

NON-CURRENT LIABILITIES
Hire Purchase Liability                   13        31,531.70        24,177.43
Loans - Bank                                               --       129,959.33
Unearned Income                                    165,610.00               --
Provision for Deferred Tax Liability                 6,656.40               --
                                                 ------------     ------------
                                                   203,798.10       154,136.76
                                                 ------------     ------------
TOTAL LIABILITIES                                1,721,869.95     1,488,115.98
                                                 ------------     ------------

NET ASSETS                                         427,508.34       142,209.90
                                                 ------------     ------------

SHARE CAPITAL AND RESERVES
Authorised Capital
1,000,000 Ordinary Share of $1 each              1,000,000.00     1,000,000.00
                                                 ------------     ------------

Issued Capital
1,000 Ordinary Shares of $1                          1,000.00         1,000.00
Unappropriated Profit                              426,508.34       141,209.90
                                                 ------------     ------------
TOTAL SHARE CAPITAL AND RESERVES                   427,508.34       142,209.90
                                                 ------------     ------------


        The accompanying notes form part of these financial statements.

        This statement is unaudited - refer attached Compilation Report.

                          WARRAWEE SERVICES PTY LIMITED
            (FORMERLY KNOWN AS NATIONWIDE HELPLINE SERVICES PTY LTD)
                                 ACN 003 846 544

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1997

                                                   This Year         Last Year
                                                            $                $
--------------------------------------------------------------------------------
1 Statement of Accounting Policy

      These financial statements are a special purpose financial report prepared for use by directors and members of the company. The directors have determined that the company is not a reporting entity, and therefore there is no requirement to apply Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) in the preparation of these financial statements.

      The statements are prepared on an accruals basis from the records of the company. They are based on historical cost and do not take into account changing money values or, except where specifically stated, current valuations of non-current assets.


 2    Trade Debtors
       Trade Debtors                              440,792.50          278,614.13
       IMAN Debtors                                       --          178,389.00
                                                  ----------          ----------
                                                  440,792.50          457,003.13
                                                  ----------          ----------
 3    Loans - Unsecured
       Money in Practice Pty Ltd                   40,500.00           21,000.00
       Transmedia                                   1,245.30                  --
                                                  ----------          ----------
                                                   41,745.30           21,000.00
                                                  ----------          ----------
 4    Loans - Unsecured
       Teletravel Centre                           39,114.00           53,114.00
       Medical Bus Publish                         40,000.00           40,000.00
                                                  ----------          ----------
                                                   79,114.00           93,114.00
                                                  ----------          ----------
 5    Share Investments
       Flight Centre Pty Ltd                        1,900.00            1,900.00
       Teletravel Centre Pty Ltd                  141,692.00           20,030.00
       The Response Group Pty Ltd                     910.00              910.00
                                                  ----------          ----------
                                                  144,502.00           22,840.00
                                                  ----------          ----------
 6    Property, Plant and Equipment
      Leasehold Improvements                        6,790.00            6,790.00
      Less: Accumulated Depreciation                6,790.00            6,790.00
                                                  ----------          ----------
                                                          --                  --
                                                  ----------          ----------



        This statement is unaudited - refer attached compilation Report.

                          WARRAWEE SERVICES PTY LIMITED
            (FORMERLY KNOWN AS NATIONWIDE HELPLINE SERVICES PTY LTD)
                                 ACN 003 846 544

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1997



                                                  This Year         Last Year
                                                           $                $
--------------------------------------------------------------------------------
    Motor Vehicles                                 15,998.00        15,998.00
    Less: Accumulated Depreciation                  7,510.48         5,046.28
                                                  ----------       ----------
                                                    8,487.52        10,951.72
                                                  ----------       ----------
    Office Furniture & Equipment                  100,845.29        94,758.89
    Less: Accumulated Depreciation                 56,323.58        45,244.00
                                                  ----------       ----------
                                                   44,521.71        49,514.89
                                                  ----------       ----------
    Computer Plant & Equipment                    728,861.85       568,703.23
    Less: Accumulated Depreciation                560,839.67       484,770.00
                                                  ----------       ----------
                                                  168,022.18        83,933.23
                                                  ----------       ----------
    Plant & Equipment under Hire Purchase         107,614.00        47,170.00
    Less: Accumulated Amortisation                 42,054.06         7,862.06
                                                  ----------       ----------
                                                   65,559.94        39,307.94
                                                  ----------       ----------
    Total Property, Plant and Equipment           286,591.35       183,707.78
                                                  ----------       ----------

 7  Hire Purchase Liability
     Payable Within Twelve Months                  42,019.08        18,487.62
     Less: Future Finance Charges                  (5,586.26)       (3,713.25)
                                                  ----------       ----------
                                                   36,432.82        14,774.37
                                                  ----------       ----------
 8  Other Payables
     Other Payable                                  8,273.26         7,237.02
     Super Payable                                  6,261.19               --
     Payroll Payable                                3,500.50               --
     Group Tax Payable                             28,846.91        22,209.48
                                                  ----------       ----------
                                                   46,881.86        29,446.50
                                                  ----------       ----------
 9  Sundry Accruals
     Sundry Accruals                              136,256.84        30,521.86
     Telephone Accruals                            34,778.30               --
                                                  ----------       ----------
                                                  171,035.14        30,521.86
                                                  ----------       ----------
10  Loans - Unsecured
     IMAN                                         336,843.96       235,833.73
     Teletravel Centre                             81,466.70               --
                                                  ----------       ----------
                                                  418,310.66       235,833.73
                                                  ----------       ----------



        This statement is unaudited - refer attached Compilation Report.

                          WARRAWEE SERVICES PTY LIMITED
            (FORMERLY KNOWN AS NATIONWIDE HELPLINE SERVICES PTY LTD)
                                 ACN 003 846 544

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1997


                                                  This Year         Last Year
                                                           $                $
--------------------------------------------------------------------------------
11  Loans - Secured
     Bank                                           89,237.51               --
                                                   ----------       ----------
12  Provisions
     Provision for FBT                               6,686.00         6,166.00
     Provision for Income Tax                      190,974.24        98,745.84
     Provision for Annual Leave                     53,000.85        36,901.20
                                                   ----------       ----------
                                                   250,661.09       141,813.04
                                                   ----------       ----------
13  Hire Purchase Liability
     Payable Between One and Two Years              31,234.11        26,192.07
     Payable Between Two and Five Years              1,960.88               --
     Less: Future Finance Charges                   (1,663.29)       (2,014.64)
                                                   ----------       ----------
                                                    31,531.70        24,177.43
                                                   ----------       ----------
14  Income Tax Expense
     Income Tax Payable 1997                       190,974.24        98,745.84
     Increase/(Reduction) - Provision
     for Deferred Tax Liability                      6,656.40        (5,777.84)
     (Increase)/Reduction - Future
     Income Tax Benefit                             (1,911.69)       24,981.00
                                                   ----------       ----------
                                                   195,718.95       117,949.00
                                                   ----------       ----------


        This statement is unaudited - refer attached Compilation Report.

                          WARRAWEE SERVICES PTY LIMITED
            (FORMERLY KNOWN AS NATIONWIDE HELPLINE SERVICES PTY LTD)
                                 ACN 003 846 544

                            PROFIT AND LOSS STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1997


                                      Note        This Year         Last Year
                                                           $                $
--------------------------------------------------------------------------------
INCOME
Commissions Received                                10,528.22             40.00
Consulting Fees                                            --            315.75
Subscribers Fees                                 3,652,052.09      2,851,440.51
                                                 ------------      ------------
                                                 3,662,580.31      2,851,796.26
                                                 ------------      ------------

OTHER INCOME
Dividends Received                                     170.00             70.00
Interest Received                                   48,154.59         38,615.46
Loss on Sale of Non-current Assets                         --         (3,627.00)
                                                 ------------      ------------
                                                    48,324.59         35,058.46
                                                 ------------      ------------

EXPENDITURE
Accountancy Fees                                    10,232.35          6,724.00
Advertising                                            658.95          6,340.71
Amortisation                                        34,192.00         12,027.28
Annual Leave Provided                               19,643.21                --
Assist Services                                    427,647.96         51,111.12
Bad Debts Written Off                               36,594.46                --
Bank Charges                                         2,962.30            915.37
Borrowing Costs                                            --            750.00
Cleaning                                             1,480.86          1,763.92
Computer Expenses                                   39,241.84         44,976.71
Depreciation                                        89,613.45        117,737.00
Directors' Benefits                                  1,110.84                --
Donations                                              500.00            500.00
Entertainment Expenses                              34,654.58         27,839.96
Evacuation Fees                                      8,953.27          5,864.91
Filing Fees                                          3,516.76            290.00
Finance Lease Charges                                8,626.92          4,118.00
Fines                                                  238.30            786.05
Freight & Cartage                                    1,716.00          1,617.11
Fringe Benefits Tax                                 27,267.44         26,549.10
General Expenses                                    17,252.46          5,336.58
Insurance                                           25,166.41         11,893.86
Interest Paid                                       10,284.19         16,597.95
Investments Written off                              8,338.00                --
Lease Expenditure                                    7,656.00          1,486.00
Legal Costs                                        212,445.10        209,815.50
Light & Power                                        8,414.00          6,522.00
Management & Consulting Fees                        59,260.00        304,657.90
Motor Vehicle Expenses                              21,996.89         16,781.95
Payroll Tax                                         39,512.70         25,411.56
Postage                                              5,606.80          3,797.14
Printing & Stationery                               14,744.98         17,453.38
Promotion                                            2,961.61         16,286.86
Rent                                               131,900.14        128,946.53
Repairs & Maintenance                                6,131.72          6,280.53



        This statement is unaudited - refer attached Compilation Report.

                          WARRAWEE SERVICES PTY LIMITED
            (FORMERLY KNOWN AS NATIONWIDE HELPLINE SERVICES PTY LTD)
                                 ACN 003 846 544

                            PROFIT AND LOSS STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1997


                                        Note      This Year         Last Year
                                                           $                $
--------------------------------------------------------------------------------
Retainer                                            53,353.88         55,800.06
Salaries & Wages                                 1,111,421.43        947,994.95
Staff Amenities                                      5,720.55          4,711.73
Staff Recruitment & Temps                            1,910.40          3,672.66
Staff Training & Welfare                             2,760.50            627.50
Stamp Duty                                           4,005.95          3,720.20
Subscriptions                                        2,460.10          2,366.34
Superannuation Contributions                        65,466.72         45,260.45
Telephone                                          474,571.15        417,110.96
Teletravel Expenses                                111,252.80            849.90
Travelling Expenses                                 76,441.54         45,592.28
                                                 ------------      ------------
                                                 3,229,887.51      2,608,886.01
                                                 ------------      ------------
OPERATING PROFIT/(LOSS)                            481,017.39        277,968.71
                                                 ------------      ------------



        The accompanying notes form part of these financial statements.

        This statement is unaudited - refer attached Compilation Report.

                          WARRAWEE SERVICES PTY LIMITED
            (FORMERLY KNOWN AS NATIONWIDE HELPLINE SERVICES PTY LTD)

                               COMPILATION REPORT
                        TO WARRAWEE SERVICES PTY LIMITED

Scope

On the basis of information provided by directors of the company we have compiled in accordance with APS 9 "Statement on Compilation of Financial Reports" the special purpose financial report of the company for the period ended 30th June 1997, as set out in the attached Profit and Loss Statements, Balance Sheet and Notes to and Forming Part of the Financial Statements.

The specific purpose for which the special purpose financial report has been prepared is set out in Note 1. The extent to which Accounting Standards and UIG Consensus Views have or have not been adopted in the preparation of the special purpose financial report is set out in Note 1.

The directors are solely responsible for the information contained in the special purpose financial report and have determined that the accounting policies used are consistent with the financial reporting requirements of the company's constitution and are appropriate to meet the needs of the members of the company.

Our procedures use accounting expertise to collect, classify and summarise the financial information, which the directors provided into a financial report. Our procedures do not include verification or validation procedures. No audit or review has been performed and accordingly no assurance is expressed.

To the extent permitted by law, we do not accept liability for any loss or damage which any person, other than the company may suffer arising from any negligence on our part. No person should rely on the special purpose financial report without having an audit or review conducted.

The special purpose financial report was prepared for the benefit of the company and the purpose identified above. We do not accept responsibility to any other person for the contents of the special purpose financial report.


/s/ Gould Ralph Services Pty Ltd

GOULD RALPH SERVICES PTY LTD
Chartered Accountants

Signed at Sydney
30 January 1998

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                    A.C.N. 003 846 544

                    SPECIAL PURPOSE FINANCIAL STATEMENTS

                    FOR THE YEAR ENDED 30TH JUNE 1996

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544

                          INDEX TO FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 30TH JUNE 1996



               NOTICE OF ANNUAL GENERAL MEETING                 1

               DIRECTORS' REPORT                                2

               COMPILATION REPORT                               4

               STATEMENT BY DIRECTORS                           5

               BALANCE SHEET                                    6

               PROFIT AND LOSS STATEMENT                        8

               NOTES TO AND FORMING PART OF                     9
               THE FINANCIAL STATEMENTS

               TRADING & PROFIT AND LOSS ACCOUNT               19


                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544

                        NOTICE OF ANNUAL GENERAL MEETING

NOTICE is hereby given that the ANNUAL GENERAL MEETING of NATIONWIDE HELPLINE SERVICES PTY LIMITED will be held at Level 3, 41 McLaren Street, North Sydney on the ____________ day of __________________________ 1996 at __________a.m./p.m.

BUSINESS

1 To receive, consider and adopt the financial statements of the Company for the year ended 30th June 1996 together with the report of the Directors thereon.

2     General: To transact any business that may be lawfully brought forward.

By Order of the Board


/s/ Robert Arthur Swinbourn                       DATE 10th MARCH 97
----------------------------------------
ROBERT ARTHUR SWINBOURN,
Secretary

                      NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544

                                DIRECTORS' REPORT

Your directors submit the financial statements of the company for the year ended 30th June 1996.

DIRECTORS

The names of the directors in office at the date of this report are:

      KEVIN JAMES BOSTRIDGE
      ROBERT ARTHUR SWINBOURN

PRINCIPAL ACTIVITY

The principal activities of the company during the financial year were provision of legal and consumer telephone advisory services. No significant change in the nature of these activities occurred during the year.

TRADING RESULTS

The operating profit after extraordinary items and providing for income tax amounted to $160,020.

DIVIDENDS

No dividends were paid during the year and no recommendation is made as to dividends.

OPTIONS

No options to shares in the company have been granted during the financial year and there were no options outstanding at the end of the financial year.

DIRECTORS' BENEFITS

No director has received or become entitled to receive, during or since the financial year, a benefit because of a contract made by the company, related entity or a related body corporate with a director, a firm of which a director is a member or an entity in which a director has a substantial financial interest. This statement excludes a benefit included in the aggregate amount of emoluments received or due and receivable by directors shown in the company's accounts, prepared in accordance with Schedule 5 of the Corporations Regulations, or the fixed salary of a full-time employee of the company or related body corporate.

The company has not, during or since the financial year, in respect of any person who is or has been an officer or auditor of the company or a related body corporate:

(i) indemnified or made any relevant agreement for indemnifying against a liability, including costs and expenses in successfully defending legal proceedings; or

(ii) paid or agreed to pay a premium in respect of a contract insuring against a liability, for costs or expenses to defend legal proceedings.

Signed in accordance with a resolution of the Board of Directors:


/s/ Kevin James Bostridge
----------------------------
KEVIN JAMES BOSTRIDGE


/s/ Robert Arthur Swinbourn
----------------------------
ROBERT ARTHUR SWINBOURN

Dated this 10 day of MARCH, 1997

                        [Letterhead of Carpenter Owens]

                               COMPILATION REPORT

                   TO NATIONWIDE HELPLINE SERVICES PTY LIMITED

On the basis of information provided by the Directors of NATIONWIDE HELPLINE SERVICES PTY LIMITED ("the Client"), we have compiled in accordance with APS 9 "Statement on Compilation of Financial Reports" the special purpose financial report for the year ended 30th June 1996 as set out in the accompanying Balance Sheet, Profit and Loss Statement and notes to and forming part of the accounts.

The specific purpose for which the special purpose financial report has been prepared is set out in Note 1. The extent to which Accounting Standards and UIG Consensus Views have or have not been adopted in the preparation of the special purpose financial report is set out in Note 1.

The Directors are solely responsible for the information contained in the special purpose financial report and have determined that the accounting policies used are consistent with the financial reporting requirements of th Client and are appropriate to meet the needs of the members.

Our procedures use accounting expertise to collect, classify and summarise the financial information, which the Directors provided, into a financial report. Our procedures do not include verification or validation procedures. No audit or review has been performed and accordingly no assurance expressed.

To the extent permitted by law, we do not accept liability for any loss or damage which any person, other than the Client, may suffer arising from any negligence on our part. No person should rely on the special purpose financial report without having an audit or review conducted.

The special purpose financial report was prepared for the benefit of the Client for the members. We do not accept responsibility to any other person for the contents of the special purpose financial report.


/s/ Carpenter Owens Services (Nsw) Pty Limited

CARPENTER OWENS SERVICES (NSW) PTY LIMITED


/s/ D.W.S.  Staples

D.W.S. Staples
Governing Director

Sydney,   day of         , 1996.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544

                             STATEMENT BY DIRECTORS

The directors have determined that the company is not a reporting entity as defined in Statement of Accounting Concepts 1: "Definition of the Reporting Entity", and therefore there is no requirement to apply Accounting Standards and other mandatory professional reporting requirements (Urgent Issues Group Consensus Views) in the preparation of these financial statements. The directors have determined that this special purpose financial report should be prepared in accordance with the accounting policies outlined in Note 1 to the accounts.

In the opinion of the directors of the company:

1.    (a)   The Profit and Loss account is drawn up so as to give a true and fair view of the profit or loss of the company for the financial year ended 30th June 1996; and

      (b) The Balance Sheet is drawn up so as to give a true and fair view of the state of affairs of the company as at the end of that financial year.

2. At the date of this statement, there are reasonable grounds to believe that the company will be able to pay its debts as and when they fall due.

3.    (a)   The company has kept such accounting records as correctly record and explain the transactions and financial position of the company;

      (b) The company has kept its accounting records in such a manner as would enable true and fair accounts of the company to be prepared from time to time;

      (c) The company has kept its accounting records in such a manner as would enable the accounts of the company to be conveniently and properly audited in accordance with the Corporations Law; and

      (d)   The accounts have been properly prepared by a competent person.

This statement is made in accordance with a resolution of the Board of Directors and is signed or and on behalf of the Directors by:


/s/ Kevin James Bostridge
-----------------------------
KEVIN JAMES BOSTRIDGE


/s/ Robert Arthur Swinbourn
-----------------------------
ROBERT ARTHUR SWINBOURN

Dated this 10 day of MARCH, 1997

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

                       BALANCE SHEET AS AT 30TH JUNE 1996

                                                                         1995
                                              NOTE          $             $
CURRENT ASSETS
Cash                                             5       802,852        290,839
Receivables                                      6       476,378        296,451
Other                                           10        21,434             --
                                                      ----------     ----------
TOTAL CURRENT ASSETS                                   1,300,664        587,290
                                                      ----------     ----------

NON-CURRENT ASSETS
Receivables                                      6        93,114             --
Investments                                      7        22,840             --
Property, plant and equipment                    8       183,708        251,408
Intangibles                                      9         5,728            518
Other                                           10        30,001         54,982
                                                      ----------     ----------
TOTAL NON-CURRENT ASSETS                                 335,391        306,908
                                                      ----------     ----------
TOTAL ASSETS                                           1,636,055        894,198
                                                      ----------     ----------

CURRENT LIABILITIES
Creditors & borrowings                          11       703,984        168,242
Provisions                                      13       135,647         25,480
Other                                           12       498,063        114,063
                                                      ----------     ----------
TOTAL CURRENT LIABILITIES                              1,337,694        307,785
                                                      ----------     ----------


NON-CURRENT LIABILITIES
Creditors & borrowings                          11       156,151        159,445
Provisions                                      13            --          5,778
Other                                           12            --        439,000
                                                      ----------     ----------
TOTAL NON-CURRENT LIABILITIES                            156,151        604,223
                                                      ----------     ----------
TOTAL LIABILITIES                                      1,493,845        912,008
                                                      ----------     ----------
NET ASSETS/(DEFICIT)                                  $  142,210     $  (17,810)
                                                      ==========     ==========


              The accompanying notes form part of these statements
                                   ----------
              This statement is to be read in conjunction with the
                          attached Compilation Report.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

                       BALANCE SHEET AS AT 30TH JUNE 1996


                                                                      1995
                                              NOTE       $             $
SHAREHOLDERS' EQUITY
Share Capital                                  14       1,000          1,000
Retained Profits/(Accumulated Losses)                 141,210        (18,810)
                                                   ----------   ------------

TOTAL SHAREHOLDERS'
EQUITY/(DEFICIENCY)                                $  142,210   $    (17,810)
                                                   ==========   ============


              The accompanying notes form part of these statements
                                   ----------
              This statement is to be read in conjunction with the
                          attached Compilation Report.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

                            PROFIT AND LOSS STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1996


                                                                         1995
                                                 NOTE       $             $
Operating profit/(loss) before income tax         2     277,969         (3,094)
Income tax attributable to operating profit
  operating profit                                4     117,949        (34,214)
                                                     ----------     ----------

Operating profit/(loss) and extraordinary
items after income tax                                  160,020         31,120
Retained profits/(accumulated losses) at the
  beginning of the financial year                       (18,810)       (49,930)
                                                     ----------     ----------

Total available for appropriation                       141,210        (18,810)
                                                     ----------     ----------

Retained profits/(accumulated losses) at the
end of the financial year                            $  141,210     $  (18,810)
                                                     ==========     ==========

              The accompanying notes form part of these statements
                                   ----------
              This statement is to be read in conjunction with the
                          attached Compilation Report.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1996

NOTE 1 - STATEMENT OF ACCOUNTING POLICIES

These financial statements are a special purpose financial report prepared in order to satisfy the accounts preparation requirements of the Corporations Law. The directors have determined that the company is not a reporting entity as defined in Statement of Accounting Concept 1: Definition of the Reporting Entity, and therefore there is no requirement to apply accounting concepts or standards in the preparation and presentation of these statements.

The statements have been prepared in accordance with the requirements of the Corporations Law, including the disclosure requirements of Schedule 5 of the Corporations Regulations, and the applicable Accounting Standards with the exception of the following:

      AASB 1005: Financial Reporting by Segments

      AASB 1017: Related Party Disclosure

      AASB 1026: Statement of Cash Flows

      AASB 1028: Accounting for Employee Entitlements

The statements are also prepared on an accruals basis from the records of the company. They are based on historic costs and do not take into account changing money values or, except where specifically stated, current values of non-current assets.

The following specific accounting policies, which have been consistent with prior periods unless otherwise stated, have been adopted in the preparation of these statements:

Income Tax

The company adopts the liability method of tax effect accounting whereby the income tax expense shown in the profit and loss account is based on the operating profit before income tax adjusted for any permanent differences.

Timing differences, which arise due to the different accounting periods in which items of revenue and expense are included in the determination of operating profit before income tax and taxable income, are brought to account either as provision for deferred income tax, or an asset described as future income tax benefit, at the rate of income tax applicable to the period in which the benefit will be received or the liability will become payable.

Future income tax benefits are not brought to account unless realisation of the asset is assured beyond reasonable doubt. Future income tax benefits in relation to tax losses are not brought to account unless there is virtual certainty of realisation of the benefit.

                    These notes are to be read in conjunction
                      with the attached Compilation Report.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1996

The amount of these benefits brought to account or which may be realised is based on the assumption that no adverse change will occur in income taxation legislation, the anticipation that the company will derive sufficient future assessable income to enable the benefit to be realised and continues to comply with the conditions of deductibility imposed by the law.

Property, Plant & Equipment

Property, plant and equipment are brought to account at cost or at independent or directors' valuation, less where applicable, any accumulated depreciation or amortisation. All assets, excluding freehold land and buildings are depreciated over their estimated useful lives or at depreciation rates set by the Commissioner of Taxation commencing from the time the asset is held ready for use.

Leases

Leased assets, other than operating leases, where substantially all the risks and benefits incidental to the ownership of the asset are transferred to the company, but the legal ownership is not transferred to the company are classified as finance leases. Finance leases are capitalised recording an asset and a liability equal to the present value of the minimum lease payments, including any guaranteed residual values. Lease payments are allocated between the reduction of the lease liability and the lease interest expense for the period.

Lease payments for operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses in the periods in which they are incurred.

Unearned Revenue

The unearned revenue shown in the accounts will be credited to the profit and loss account on a pro-rata basis over the life of the contract.

Employee Benefits

Provision is made in respect of the company's liability for annual leave and long service leave arising from services rendered by employees to the reporting date. The provision for long service leave includes the company's current legal obligations and the expected future payments where no legal entitlement has arisen.

Liabilities have not been discounted to their present values.

                    These notes are to be read in conjunction
                      with the attached Compilation Report.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1996

Escrow Account

The company operates an Escrow Account on behalf of International Medical Assistance Network Pty Limited (IMAN), which is taken up as an asset of the company. Income received by the company, as agent for IMAN, is deposited into the Escrow Account and a corresponding liability is raised for the amount owing to IMAN. The company is entitled to reimbursement of its costs for acting as agent, and providing services on behalf of IMAN, and a share of the profits. Payment to the company to reimburse it for its costs and profit share is drawn from the Escrow Account and taken up by the company as income at that time. These payments reduce the loan account balance owing to IMAN.


                                                                      1995
                                                         $              $

NOTE 2 - OPERATING PROFIT BEFORE INCOME TAX
HAS BEEN DETERMINED AFTER

CHARGING AS EXPENSES
Amortisation of Capitalised Leases                     12,027         14,845
Depreciation Non Current Assets                       117,737        127,030
Interest on Capitalised Leases                          4,118          8,569
Interest Other Persons                                 16,598         11,416
Loss on Sale of Non Current Assets                      3,627             --

NOTE 3 - OPERATING REVENUE

Other Operating Revenue
Subscribers Fees                                    2,851,441      1,806,746
Commissions received                                       40             --
Consulting Fees                                           315            430
Dividends received                                         70             --
Interest received                                      38,616         14,232
                                                 ------------   ------------
TOTAL OPERATING REVENUE                          $  2,890,482   $  1,821,408
                                                 ============   ============



                   These notes are to be read in conjunction
                     with the attached Compilation Report.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1996


                                                                          1995
                                                                $          $
NOTE 4 - INCOME TAX EXPENSE

Future Income Tax Benefit

The future income tax benefit comprises:

Retainer Medical                                               1,440         --
Acrued Superannuation                                          1,512         --
Difference in Depreciation for
Tax & Accounting Purposes                                      5,544         --
Accrual of Audit Fees                                          1,980      1,650
Retainer Legal                                                 4,140         --
Provision for Annual Leave                                    13,285      8,408
Tax Losses                                                        --     42,824
                                                            --------   --------
                                                            $ 27,901   $ 52,882
                                                            ========   ========

Increase/(Decrease) in Future Income Tax Benefit
Income Tax Benefit                                          $(24,981)  $ 30,919
                                                            ========   ========

Deferred Tax Liability

The deferred tax liability comprises:

Difference in Depreciation for
Tax & Accounting Purposes                                   $     --   $  5,778
                                                            ========   ========

(Increase)/Decrease in Deferred Tax Liability
Deferred Tax Liability                                      $  5,778   $  3,295
                                                            ========   ========


                    These notes are to be read in conjunction
                      with the attached Compilation Report.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1996

                                                                          1995
                                                                $          $
Income Tax Expense

Income tax expense has been calculated at 36% (1995 - 33%)

Prima Facie Tax Payable                                      100,069     (1,021)
ADD
 Non-Allowable Depreciation                                       --      7,011
 Adjustment to Deferred Tax
 Liability at 1st July 1994                                       --        343
 Amortisation of Leased Assets                                 4,329      4,899
 Entertainment                                                 3,753      1,441
 Interest on Leased Assets                                       517      2,461
 Legal Expenses                                               20,906      5,940
 Non-allowable expenses                                          463         --
SUBTRACT
 Fringe Benefits Tax - 1994
 Accrual                                                          --     (1,980)
 Lease Payments                                               (7,806)   (10,765)
ADJUSTMENTS TO FITB & DTL
 FITB not previously brought to
 account                                                          --    (42,543)
 FITB & PDITL restated to 36%                                 (4,282)        --
                                                            --------   --------

Income Tax Expense/(Benefit)                                 117,949    (34,214)
Increase/(Decrease) in Future Income Tax Benefit
 Income Tax Benefit                                          (24,981)    30,919
(Increase)/Decrease in Deferred Tax Liability
 Deferred Tax Liability                                        5,778      3,295
                                                            --------   --------

Provision for Income Tax                                    $ 98,746   $     --
                                                            ========   ========

NOTE 5 - CASH
Cash on Hand                                                     200        100
Cash at Bank                                                 434,407    194,704
IMAN Escrow Bank Account                                      57,445     96,035
Cash on Deposit                                              310,800         --
                                                            --------   --------

                                                            $802,852   $290,839
                                                            ========   ========


                    These notes are to be read in conjunction
                      with the attached Compilation Report.


                                     Page l3

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1996


                                                                          1995
                                                                $          $
NOTE 6 - RECEIVABLES

CURRENT
Trade Debtors                                                278,614    287,001
IMAN Debtors                                                 178,389         --
Other Debtors                                                 (2,120)     9,450
Loans - Unsecured
 Money in Practice Pty Ltd                                    21,000         --
Directors' loans                                                 495         --
                                                            --------   --------
                                                            $476,378   $296,451
                                                            ========   ========

NON-CURRENT
Loans Unsecured
 Teletravel Centre Pty Ltd                                    53,114         --
 Money in Practice Pty Ltd                                    40,000         --
                                                            --------   --------
                                                            $ 93,114   $     --
                                                            ========   ========

NOTE 7 - INVESTMENTS

NON-CURRENT
Shares in Private Companies
 at Cost
 Flight Centre Pty Ltd
 -2000 shares                                                  1,900         --
 Teletravel Centre Pty Ltd
 - 14502 shares                                               20,030         --
 The Response Group Pty Ltd
 Trading as Warranty Assistance Australia                        910         --
                                                            --------   --------
                                                            $ 22,840   $     --
                                                            ========   ========


                    These notes are to be read in conjunction
                      with the attached Compilation Report.


                                     Page l4

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1996



                                                                          1995
                                                                $          $
NOTE 8 - PROPERTY, PLANT AND EQUIPMENT

Plant and Equipment Unde Hire
  Purchase                                                    47,170     56,998
Less: Accumulated Depreciation                                 7,862     27,991
                                                            --------   --------
                                                              39,308     29,007
                                                            --------   --------
Motor Vehicles                                                15,998     13,416
Less: Accumulated Depreciation                                 5,046      2,244
                                                            --------   --------
                                                              10,952     11,172
                                                            --------   --------
Furniture & Equipment                                         94,759     81,571
Less: Accumulated Depreciation                                45,244     29,025
                                                            --------   --------
                                                              49,515     52,546
                                                            --------   --------
Leasehold Improvements                                         6,790      6,790
Less: Accumulated Depreciation                                 6,790      6,790
                                                            --------   --------
                                                                  --         --
                                                            --------   --------
Computer Plant & Equipment                                   568,703    545,120
Less: Accumulated Depreciation                               484,770    386,437
                                                            --------   --------
                                                              83,933    158,683
                                                            --------   --------
                                                            $183,708   $251,408
                                                            ========   ========

NOTE 9 - INTANGIBLES
Hire Purchase Term Charges                                  $  5,728   $    518
                                                            ========   ========


                    These notes are to be read in conjunction
                      with the attached Compilation Report.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1996


                                                                          1995

                                                               $          $
NOTE 10 - OTHER ASSETS

CURRENT
Prepayments                                                 $ 21,434   $     --
                                                            ========   ========

NON-CURRENT
S.C.C. Security Deposit                                        1,900      1,900
Cabcharge Security Deposit                                       200        200
Future Income Tax Benefit                                     27,901     52,882
                                                            --------   --------
                                                            $ 30,001   $ 54,982
                                                            ========   ========

NOTE 11 - CREDITORS AND BORROWINGS

CURRENT
Trade Creditors                                              383,527     34,091
Accrued Fringe Benefits Tax                                    6,166      4,282
Other creditors and accruals                                   7,237         --
Accrued Expenses                                              52,731         --
Hire Purchase Instalments                                     18,489     12,149
Lease Liability                                                   --     21,685
Other loans - Unsecured
  International Medical
  Assistance Network Pty Limited (IMAN)                      235,834     96,035
                                                            --------   --------
                                                            $703,984   $168,242
                                                            ========   ========

NON-CURRENT
Bank Loans - Unsecured                                       129,959    159,445
Hire Purchase Instalments                                     26,192         --
                                                            --------   --------
                                                            $156,151   $159,445
                                                            ========   ========


The State Bank Term Loan has been secured by a personal guarantee by K Bostridge and S Bostridge.

                    These notes are to be read in conjunction
                      with the attached Compilation Report.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1996


                                                                         1995
                                                             $            $
NOTE 12 - OTHER LIABILITIES

CURRENT
Unearned Income                                         $  498,063    $  114,063
                                                        ==========    ==========

NON-CURRENT
Unearned Income                                         $       --    $  439,000
                                                        ==========    ==========

NOTE 13 - PROVISIONS

CURRENT
Provision for Income Tax                                    98,746            --
Provision for Annual Leave                                  36,901        25,480
                                                        ----------    ----------
                                                        $  135,647    $   25,480
                                                        ==========    ==========

NON-CURRENT
Provision for Deferred Income
  Tax                                                   $       --    $    5,778
                                                        ==========    ==========

NOTE 14 - SHARE CAPITAL

AUTHORISED CAPITAL
1,000,000 Ordinary shares of
  $1.00 each                                            $1,000,000    $1,000,000
                                                        ==========    ==========

ISSUED CAPITAL
1,000 Ordinary shares of $1.00
  each fully paid                                       $    1,000    $    1,000
                                                        ==========    ==========


                    These notes are to be read in conjunction
                      with the attached Compilation Report.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1996


                                                                         1995
                                                             $            $
NOTE 15 - CAPITAL AND LEASING COMMITMENTS

Finance Lease Commitments
Payable not later than 1 year                                     --     21,820
Less future finance charges                                       --       (135)
                                                            --------   --------

Total Lease Liability                                       $     --   $ 21,685
                                                            ========   ========

Current Lease Liability                                     $     --   $ 21,685
                                                            ========   ========

Hire Purchase Commitments
Payable not later than 1 year                                 18,489     12,149
Payable later than 1 year but
  not later than 2 years                                      18,489         --
Payable later than 2 years but
  not later than 5 years                                       7,703         --
                                                            --------   --------

Total Hire Purchase Commitments                             $ 44,681   $ 12,149
                                                            ========   ========

Current Hire Purchase Liability                               18,489     12,149
Non-Current Hire Purchase Liability                           26,192         --
                                                            --------   --------
                                                            $ 44,681   $ 12,149
                                                            ========   ========

Operating Lease Commitments
Non-cancellable operating leases
  contracted for but not capitalised
  in the financial statements:

Payable not later than 1 year                                129,837    128,657
Payable later than 1 year but
  not later than 2 years                                          --    128,657
Payable later than 2 years but
  not later than 5 years                                          --    182,265
                                                            ========   ========
                                                            $129,837   $439,579
                                                            ========   ========

                    These notes are to be read in conjunction
                      with the attached Compilation Report.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

            PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 30TH JUNE 1996
                        FOR THE YEAR ENDED 30TH JUNE 1996


                                                                         1995
                                              NOTE       $                $

INCOME
Subscribers Fees                                     2,851,441        1,806,746
Commissions received                                        40               --
Consulting Fees                                            315              430
Dividends received                                          70               --
Interest received                                       38,616           14,232
                                                     ---------        ---------
TOTAL INCOME                                         2,890,482        1,821,408

EXPENSES
Accountancy Fees                                         6,724           14,149
Advertising                                             22,628               --
Amortisation of Leased Assets                           12,027           14,845
Assistant Services                                      51,111               --
Bank Charges                                               916            2,144
Borrowing expenses                                         750              500
Cleaning and Waste                                       1,764              624
Commission Paid to Bancorp P/L                              --           24,457
Computer R&M/Devel. - Soft Ass                          44,976           29,735
Depreciation                                           117,737          127,030
Donations                                                  500               50
Electricity Expense                                      6,522            5,786
Entertainment Expenses                                  27,840            5,883
Evacuation Fees -
  Non-Recoverable                                        5,865            1,247
Filing Fees                                                290              175
Freight and Courier                                      1,617              769
Fringe Benefits Tax                                     26,549           15,411
General Expenses                                         5,337            9,729
Insurance                                               11,894           14,959
Interest - Bank                                         16,598           11,416
Finance Charges on Leased
  Assets                                                 4,118            8,569
Leasing payments                                         1,118               --
Legal Costs                                             58,071           18,000
Legal Retainers                                        151,745          140,337
Loss on sale of property,
  plant and equipment                                    3,627               --
Management & Consulting Fees                           304,658          213,453
Motor Vehicle Expenses                                  17,149           15,112
Payroll Tax                                             25,412            9,968
Postage                                                  3,797            2,254
Printing and Stationery                                 17,453            8,169
Rent - Premises                                        124,795           89,320
Rent - Plant & Equipment                                 4,152            4,017
Repairs and Maintenance                                  6,280            5,674
Retainer - Acctg                                         9,390           17,975
Retainer - MBA                                              --              (50)
Retainer - Medical                                      44,918            9,609

              This statement is to be read in conjunction with the
                          attached Compilation Report.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                  UNAUDITED

            PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 30TH JUNE 1996


                                                                         1995
                                              NOTE       $                $

Research and development costs                          1,492                --
Salaries                                              948,781           677,739
Staff Amenities                                         4,712             2,626
Staff Training                                            628               400
Staff Recruitment & Temps                               3,672               550
Subscriptions/Publications                              2,367             1,976
Superannuation Contributions                           45,260            25,498
State & Govt. Duty                                      3,720             2,821
Telephone                                             417,111           283,981
Travelling Expenses                                    46,442             7,595
                                                  -----------       -----------
TOTAL EXPENSES                                      2,612,513         1,824,502
                                                  -----------       -----------

OPERATING PROFIT/(LOSS) BEFORE
INCOME TAX                                        $   277,969       $    (3,094)
                                                  ===========       ===========


              This statement is to be read in conjunction with the
                          attached Compilation Report.

Carpenter Owens
================================================================================

---------------------------------------------
NATIONWIDE HELPLINE SERVICES PTY LIMITED
A.C.N. 003 846 544
FINANCIAL STATEMENTS
FOR THE YEAR ENDED 30TH JUNE 1995
---------------------------------------------

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544

                          INDEX TO FINANCIAL STATEMENTS

                        FOR THE YEAR ENDED 30TH JUNE 1995


      NOTICE OF ANNUAL GENERAL MEETING                             1

      DIRECTORS' REPORT                                            2

      DISCLAIMER                                                   4

      STATEMENT BY DIRECTORS                                       5

      BALANCE SHEET                                                6

      PROFIT AND LOSS STATEMENT                                    7

      NOTES TO AND FORMING PART OF                                 8
      THE FINANCIAL STATEMENTS

      TRADING & PROFIT AND LOSS ACCOUNT                           17


                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544

                        NOTICE OF ANNUAL GENERAL MEETING

NOTICE is hereby given that the ANNUAL GENERAL MEETING of NATIONWIDE HELPLINE SERVICES PTY LIMITED will be held at Level 3, 41 McLaren Street, North Sydney on the 18th day of December, 1995 at 10:30 a.m.

BUSINESS

1. To receive, consider and adopt the financial statements of the Company for the year ended 30th June 1995 together with the report of the Directors thereon.

2.    General: To transact any business that may be lawfully brought forward.

By Order of the Board


/s/ Kaye Yaager          4-12-95
------------------------
KAYE YAAGER,              DATE
Secretary

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544

                                DIRECTORS' REPORT

Your directors submit the financial statements of the company for the year ended 30th June 1995.

DIRECTORS

The names of the directors in office at the date of this report are:

      KEVIN BOSTRIDGE
      ROBERT SWINBOURN

PRINCIPAL ACTIVITY

The principal activities of the company during the financial year were provision of legal and consumer telephone advisory services. No significant change in the nature of these activities occurred during the year.

TRADING RESULTS

The operating profit after extraordinary items and providing for income tax amounted to $31,120.

DIVIDENDS

No dividends were paid during the year and no recommendation is made as to dividends.

OPTIONS

No options to shares in the company have been granted during the financial year and there were no options outstanding at the end of the financial year.

DIRECTORS' BENEFITS

No director has received or become entitled to receive, during or since the financial year, a benefit because of a contract made by the company, related entity or a related body corporate with a director, a firm of which a director is a member or an entity in which a director has a substantial financial interest, except for Mr T Chambers who is a director and shareholder of Revdale Pty Limited, a company which has received consulting fees from the company in respect of services provided in prior years. This statement excludes a benefit included in the aggregate amount of emoluments received or due and receivable by directors shown in the company's accounts, prepared in accordance with Schedule 5 of the Corporations Regulations, or the fixed salary of a full-time employee of the company or related body corporate.

The company has not, during or since the financial year, in respect of any person who is or has been an officer or auditor of the company or a related body corporate:

(i) indemnified or made any relevant agreement for indemnifying against a liability, including costs and expenses in successfully defending legal proceedings; or

(ii) paid or agreed to pay a premium in respect of a contract insuring against a liability, for costs or expenses to defend legal proceedings.

Signed in accordance with a resolution of the Board of Directors:


/s/ Kevin Bostridge
-----------------------
KEVIN BOSTRIDGE


/s/ Robert Swinbourn
-----------------------
ROBERT SWINBOURN

Dated this 4 day of December, 1995.

                         [LETTERHEAD OF CARPENTER OWENS]

DISCLAIMER

We have prepared the accompanying balance sheet at 30th June 1995, and the related profit and loss account for the year then ended, from the books and records of NATIONWIDE HELPLINE SERVICES PTY LIMITED and from other information provided by the directors of the company. The accounts have been prepared at the request of and exclusively for the use and benefit of the company and its directors. The company is not a reporting entity as defined by Accounting Standards. Therefore the financial statements have not been prepared as a general purpose financial report in accordance with Statements of Accounting Concepts and Accounting Standards. The accounts have been prepared on a basis consistent with that set out in Note 1.

Under the terms of our engagement we have not audited the accounting records of NATIONWIDE HELPLINE SERVICES PTY LIMITED or these accounts. Accordingly we express no opinion on whether the accounts represent a true and fair view of the position or of the years trading and no warranty of accuracy or reliability is given. Neither the firm nor any member or employee of the firm undertakes responsibility in any way whatsoever to any person (other than NATIONWIDE HELPLINE SERVICES PTY LIMITED) in respect of the Accounts, including any errors or omissions therein however caused.


/s/ Carpenter Owens Services (NSW) Pty Limited

CARPENTER OWENS SERVICES (NSW) PTY LIMITED


/s/ D.W.S. Staples

D.W.S. Staples
Governing Director

Sydney, 4th day of December, 1995.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544

                             STATEMENT BY DIRECTORS

The directors have determined that the company is not a reporting entity as defined in Statement of Accounting Concepts 1: "Definition of the Reporting Entity", and therefore there is no requirement to apply accounting standards in the preparation of these financial statements. The directors have determined that this special purpose financial report should be prepared in accordance with the accounting policies outlined in Note 1 to the accounts.

In the opinion of the directors of the company:

1.    (a)   The Profit and Loss account is drawn up so as to give a true and fair view of the profit or loss of the company for the financial year ended 30th June 1995; and

      (b) The Balance Sheet is drawn up so as to give a true and fair view of the state of affairs of the company as at the end of that financial year.

2. At the date of this statement, there are reasonable grounds to believe that the company will be able to pay its debts as and when they fall due.

3.    (a)   The company has kept such accounting records as correctly record and explain the transactions and financial position of the company;

      (b) The company has kept its accounting records in such a manner as would enable true and fair accounts of the company to be prepared from time to time;

      (c) The company has kept its accounting records in such a manner as would enable the accounts of the company to be conveniently and properly audited in accordance with the Corporations Law; and

      (d)   The accounts have been properly prepared by a competent person.

This statement is made in accordance with a resolution of the Board of Directors and is signed for and on behalf of the Directors by:


/s/ Kevin Bostridge
-----------------------
KEVIN BOSTRIDGE


/s/ Robert Swinbourn
-----------------------
ROBERT SWINBOURN

Dated this 4 day of December, 1995.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

                       BALANCE SHEET AS AT 30TH JUNE 1995


                                                                         1994
                                                      NOTE    $           $

CURRENT ASSETS
Cash                                                   5    290,839     206,535
Receivables                                            6    296,451     158,789
                                                          ---------   ---------
TOTAL CURRENT ASSETS                                        587,290     365,324
                                                          ---------   ---------
NON-CURRENT ASSETS
Property, plant and equipment                          7    251,408     355,379
Intangibles                                            8        518           -
Other                                                  9     54,982      24,063
                                                          ---------   ---------
TOTAL NON-CURRENT ASSETS                                    306,908     379,442
                                                          ---------   ---------
TOTAL ASSETS                                                894,198     744,766
                                                          ---------   ---------
CURRENT LIABILITIES
Creditors & borrowings                                 10   168,242      88,532
Provisions                                             12    25,480       9,173
Other                                                  11   114,063     665,233
                                                          ---------   ---------
TOTAL CURRENT LIABILITIES                                   307,785     762,938
                                                          ---------   ---------

NON-CURRENT LIABILITIES
Creditors & borrowings                                 10   159,445      21,685
Provisions                                             12     5,778       9,073
Other                                                  11   439,000           -
                                                          ---------   ---------
TOTAL NON-CURRENT LIABILITIES                               604,223      30,758
                                                          ---------   ---------
TOTAL LIABILITIES                                           912,008     793,696
                                                          ---------   ---------
NET ASSETS/(DEFICIT)                                     $  (17,810)  $ (48,930)
                                                          =========   =========
SHAREHOLDERS' EQUITY
Share Capital                                          13     1,000       1,000
Retained Profits/(Accumulated Losses)                       (18,810)    (49,930)
                                                          ---------   ---------
TOTAL SHAREHOLDERS'
EQUITY/(DEFICIENCY)                                      $  (17,810)  $ (48,930)
                                                          =========   =========



              The accompanying notes form part of these statements
                                     -----
              This statement is to be read in conjunction with the
                        attached accountant's disclaimer

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

                            PROFIT AND LOSS STATEMENT
                        FOR THE YEAR ENDED 30TH JUNE 1995


                                                                         1994
                                                      NOTE    $           $

Operating profit/(loss) before income tax               2    (3,094)    628,976
Income tax attributable to operating profit
  operating profit                                      4   (34,214)      3,543
                                                          ---------   ---------
Operating profit/(loss) and extraordinary
items after income tax                                       31,120     625,433
Retained profits/(accumulated losses) at the
  beginning of the financial year                           (49,930)   (691,796)
                                                          ---------   ---------
Total available for appropriation                           (18,810)    (66,363)
Other appropriations                                              -     (16,433)
                                                          ---------   ---------
Retained profits/(accumulated losses) at the
end of the financial year                                 $ (18,810)  $ (49,930)
                                                          =========   =========

              The accompanying notes form part of these statements
                                     -----
              This statement is to be read in conjunction with the
                        attached accountant's disclaimer

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1995

NOTE 1 - STATEMENT OF ACCOUNTING POLICIES

These financial statements are a special purpose financial report prepared in order to satisfy the accounts preparation requirements of the Corporations Law. The directors have determined that the company is not a reporting entity as defined in Statement of Accounting Concept 1: Definition of the Reporting Entity, and therefore there is no requirement to apply accounting concepts or standards in the preparation and presentation of these statements.

The statements have been prepared in accordance with the requirements of the Corporations Law, including the disclosure requirements of Schedule 5 of the Corporations Regulations, and the applicable Accounting Standards with the exception of the following:

      AASB 1005: Financial Reporting by Segments

      AASB 1017: Related Party Disclosure

      AASB 1026: Statement of Cash Flows

      AASB 1028: Accounting for Employee Entitlements

The statements are also prepared on an accruals basis from the records of the company. They are based on historic costs and do not take into account changing money values or, except where specifically stated, current values of non-current assets.

The following specific accounting policies, which have been consistent with prior periods unless otherwise stated, have been adopted in the preparation of these statements:

Income Tax

The company adopts the liability method of tax effect accounting whereby the income tax expense shown in the profit and loss account is based on the operating profit before income tax adjusted for any permanent differences.

Timing differences, which arise due to the different accounting periods in which items of revenue and expense are included in the determination of operating profit before income tax and taxable income, are brought to account either as provision for deferred income tax, or an asset described as future income tax benefit, at the rate of income tax applicable to the period in which the benefit will be received or the liability will become payable.

Future income tax benefits are not brought to account unless realisation of the asset is assured beyond reasonable doubt. Future income tax benefits in relation to tax losses are not brought to account unless there is virtual certainty of realisation of the benefit.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1995

The amount of these benefits brought to account or which may be realised is based on the assumption that no adverse change will occur in income taxation legislation, the anticipation that the company will derive sufficient future assessable income to enable the benefit to be realised and continues to comply with the conditions of deductibility imposed by the law.

Property, Plant & Equipment

Property, plant and equipment are brought to account at cost or at independent or directors' valuation, less where applicable, any accumulated depreciation or amortisation. All assets, excluding freehold land and buildings are depreciated over their estimated useful lives or at depreciation rates set by the Commissioner of Taxation commencing from the time the asset is held ready for use.

Leases

Leased assets, other than operating leases, where substantially all the risks and benefits incidental to the ownership of the asset are transferred to the company, but the legal ownership is not transferred to the company are classified as finance leases. Finance leases are capitalised recording an asset and a liability equal to the present value of the minimum lease payments, including any guaranteed residual values. Lease payments are allocated between the reduction of the lease liability and the lease interest expense for the period.

Lease payments for operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses in the periods in which they are incurred.

Unearned Revenue

The unearned revenue shown in the accounts will be credited to the profit and loss account on a pro-rata basis over the life of the contract.

Employee Benefits

Provision is made in respect of the company's liability for annual leave and long service leave arising from services rendered by employees to the reporting date. The provision for long service leave includes the company's current legal obligations and the expected future payments where no legal entitlement has arisen.

Liabilities have not been discounted to their present values.

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1995

Escrow Account

The company operates an Escrow Account on behalf of International Medical Assistance Network Pty Limited (IMAN), which is taken up as an asset of the company. Income received by the company, as agent for IMAN, is deposited into the Escrow Account and a corresponding liability is raised for the amount owing to IMAN. The company is entitled to reimbursement of its costs for acting as agent, and providing services on behalf of IMAN, and a share of the profits. Payment to the company to reimburse it for its costs and profit share is drawn from the Escrow Account and taken up by the company as income at that time. These payments reduce the loan account balance owing to IMAN.


                                                                        1994
                                                           $              $
NOTE 2 - OPERATING PROFIT BEFORE INCOME TAX
HAS BEEN DETERMINED AFTER

CREDITING AS REVENUE
Profit on Sale of Non Current Assets                          -           2,935

CHARGING AS EXPENSES
Amortisation of Capitalised Leases                       14,845          23,039
Depreciation Non Current Assets                         127,030         128,295
Directors Emoluments Full Time                                -          43,669
Directors Emoluments Other                                    -           2,989
Interest on Capitalised Leases                            8,569          17,281
Interest Other Persons                                   11,416           2,362
Legal retainers                                         140,337         202,361

NOTE 3 - OPERATING REVENUE

Other Operating Revenue
Subscribers Fees                                      1,806,746       2,133,362
Consulting Fees                                             430             653
Fees Received                                                 -             234
Interest received                                        14,232           6,227
Net Rental Income                                             -           6,538
                                                    -----------     -----------
TOTAL OPERATING REVENUE                             $ 1,821,408     $ 2,147,014
                                                    ===========     ===========


                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

             NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1995


                                                                        1994
                                                         $               $
NOTE 4 - INCOME TAX EXPENSE

(a) Future Income Tax Benefit:

Future income tax benefit comprises:-

Accounting Accrual                                       1,650         2,706
Provision for Annual Leave                               8,408         3,027
Tax Losses                                              42,824        16,230
                                                     ---------     ---------
                                                      $ 52,882      $ 21,963
                                                     ---------     ---------

Net increase/(decrease) for the
year credited/(debited) as future
income tax expense in the profit
and loss account                                      $ 30,919      $  3,544
                                                     ---------     ---------

(b) Provision for Deferred Income Tax:

Provision for deferred income tax comprises:-

Differences in Depreciation of
Fixed Assets for Accounting and
Income Tax purposes                                      5,778         9,073
                                                     ---------     ---------
                                                      $  5,778      $  9,073
                                                     ---------     ---------

Net decrease/(increase) for the
year credited/(debited) as deferred
income tax expense in the profit
and loss account                                      $ 3,295       $ (7,087)
                                                     ---------     ---------


                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1995


                                                                      1994
                                                           $            $

(c) Income Tax Expense:

The prima facie tax payable on operating profit is reconciled to the income tax provided in the accounts as follows:

Prima facie tax payable on
operating profit before income tax
at 33% (1994 - 33%)                                     (1,021)      207,562

Add
Abnormal Items                                               -             8
Non-Allowable Depreciation                               7,011        10,046
Fringe Benefits Tax                                          -        10,704
Adjustment to Deferred Tax
  Liability at 1st July 1994                               343             -
Amortisation of Leased Assets                            4,899         7,603
Entertainment                                            1,441         2,574
Interest on Leased Assets                                2,461         5,703
Legal Expenses                                           5,940         1,606
                                                      --------      --------
                                                        21,074       245,806
Subtract
Fringe Benefits Tax - 1994
  Accrual                                               (1,980)            -
Lease Payments                                         (10,765)      (17,009)
Profit on Sale of Fixed Assets                               -          (771)
FITB not previously brought
  to account                                           (42,543)     (224,483)
                                                      --------      --------
Income Tax Expense/(Benefit)                           (34,214)        3,543

Increase/(decrease) in items
contributing to future income tax
  benefit                                               30,919         3,544

Decrease/(increase) in items
contributing to deferred income tax
liability                                                3,295        (7,087)
                                                      --------      --------
Provision for Income Tax                                    $-            $-
                                                      --------      --------


                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1995


                                                                        1994
                                                            $             $
NOTE 5 - CASH
Cash on Hand                                                  100           100
Cash at Bank                                              194,704       206,435
IMAN Escrow Bank Account                                   96,035             -
                                                       ----------    ----------
                                                       $  290,839    $  206,535
                                                       ==========    ==========

NOTE 6 - RECEIVABLES

Current
Trade Debtors                                             287,001       149,867
Other Debtors                                               9,450         6,452
Loan - Revdale Pty Ltd                                          -         2,470
                                                       ----------    ----------
                                                       $  296,451    $  158,789
                                                       ==========    ==========

NOTE 7 - PROPERTY, PLANT AND EQUIPMENT

Plant and Equipment Under
  Lease                                                    56,998       159,601
Less: Accumulated Amortisation                             27,991        85,041
                                                       ----------    ----------
                                                           29,007        74,560
                                                       ----------    ----------
Motor Vehicles                                             13,416        13,416
Less: Accumulated Depreciation                              2,244           232
                                                       ----------    ----------
                                                           11,172        13,184
                                                       ----------    ----------
Furniture & Equipment                                      81,571        58,843
Less: Accumulated Depreciation                             29,025        17,771
                                                       ----------    ----------
                                                           52,546        41,072
                                                       ----------    ----------
Leasehold Improvements                                      6,790         6,790
Less: Accumulated Depreciation                              6,790         6,448
                                                       ----------    ----------
                                                                -           342
                                                       ----------    ----------
Computer Plant & Equipment                                545,120       499,236
Less: Accumulated Depreciation                            386,437       273,015
                                                       ----------    ----------
                                                          158,683       226,221
                                                       ----------    ----------
                                                       $  251,408    $  355,379
                                                       ==========    ==========


                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1995


                                                                        1994
                                                             $            $
NOTE 8 - INTANGIBLES
Hire Purchase Term Charges                               $    518    $      -
                                                         ========    ========

NOTE 9 - OTHER ASSETS

Non-Current
S.C.C. Security Deposit                                     1,900       1,900
Cabcharge Security Deposit                                    200         200
Future Income Tax Benefit                                  52,882      21,963
                                                         --------    --------
                                                         $ 54,982    $ 24,063
                                                         ========    ========

NOTE 10 - CREDITORS AND BORROWINGS

Current
Trade Creditors                                            34,091      26,661
Accrued Fringe Benefits Tax                                 4,282       6,000
Hire Purchase Instalments                                  12,149           -
Lease Liability                                            21,685      55,871
Other loans - Unsecured
  International Medical
  Assistance Network Pty Limited                           96,035           -
                                                         --------    --------
                                                         $168,242    $ 88,532
                                                         ========    ========

Non-Current
Bank Loans - Unsecured                                    159,445           -
Lease Liability                                                 -      21,685
                                                         --------    --------
                                                         $159,445    $ 21,685
                                                         ========    ========

The State Bank Term Loan has been secured by a personal guarantee by K Bostridge and S Bostridge.

NOTE 11 - OTHER LIABILITIES

Current
Unearned Income                                          $114,063    $665,233
                                                         ========    ========

Non-Current
Unearned Income                                          $439,000    $      -
                                                         ========    ========


                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1995


                                                                         1994
                                                              $           $
NOTE 12 - PROVISIONS

Current
Provision for Annual Leave                              $   25,480   $    9,173
                                                        ==========   ==========

Non-Current
Provision for Deferred Income
  Tax                                                   $    5,778   $    9,073
                                                        ==========   ==========
NOTE 13 - SHARE CAPITAL

AUTHORISED CAPITAL
1,000,000 Ordinary shares of
  $1.00 each                                            $1,000,000   $1,000,000
                                                        ==========   ==========

ISSUED CAPITAL
1,000 Ordinary shares of $1.00
  each fully paid                                       $    1,000   $    1,000
                                                        ==========   ==========


                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

              NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                        FOR THE YEAR ENDED 30TH JUNE 1995


                                                                        1994
                                                           $             $
NOTE 14 - CAPITAL AND LEASING COMMITMENTS

Finance Lease Commitments
Payable not later than 1 year                            21,820         63,330
Payable later than 1 year but
  not later than 2 years                                      -         21,820
                                                      ---------      ---------
Minimum lease payments                                   21,820         85,150
Less future finance charges                                (135)        (7,594)
                                                      ---------      ---------

Total Lease Liability                                 $  21,685      $  77,556
                                                      =========      =========

Current Lease Liability                                  21,685         55,871
Non-Current Lease Liability                                   -         21,685
                                                      ---------      ---------
                                                      $  21,685      $  77,556
                                                      =========      =========

Hire Purchase Commitments
Payable not later than 1 year                         $  12,149      $       -
                                                      =========      =========

Current Hire Purchase Liability                       $  12,149      $       -
                                                      =========      =========

Operating Lease Commitments
Non-cancellable operating leases
  contracted for but not capitalised
  in the financial statements:

Payable not later than 1 year                           128,657         93,547
Payable later than 1 year but
  not later than 2 years                                128,657        128,657
Payable later than 2 years but
  not later than 5 years                                182,265        257,315
Payable later than 5 years                                    -         53,607
                                                      ---------      ---------
                                                      $ 439,579      $ 533,126
                                                      =========      =========


                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

            PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 30TH JUNE 1995


                                                                         1994

                                                    NOTE    $              $
INCOME
Subscribers Fees                                        1,806,746      2,133,362
Consulting Fees                                               430            653
Fees Received                                                   -            234
Interest received                                          14,232          6,227
Profit on Sale of Property,
  Plant and Equipment                                           -          2,935
Net Rental Income                                               -          6,538
                                                       ----------     ----------
TOTAL INCOME                                            1,821,408      2,149,949

EXPENSES
Accountancy Fees                                           14,149         17,439
Amortisation of Leased Assets                              14,845         23,039
Bank Charges                                                2,144            530
Borrowing expenses                                            500              -
Cleaning and Waste                                            624          1,175
Commission Paid                                            24,457          9,544
Conferences & Seminars                                          -          2,035
Computer Soft. Admin                                            -          1,412
Computer R&M/Devel. -  Soft Ass                            29,735         10,372
Computer R&M NEC                                                -         25,561
Depreciation                                              127,030        128,295
Directors' Benefits                                             -         43,669
Directors/Shareholders Mtgs                                     -          2,989
Donations                                                      50              -
Electricity Expense                                         5,786          5,243
Entertainment Expenses                                      5,883          8,452
Evacuation Fees -
  Non-Recoverable                                           1,247              -
Filing Fees                                                   175            125
Freight and Courier                                           769            943
Fringe Benefits Tax                                        15,411         32,435
General Expenses                                            9,729         16,022
Insurance                                                  14,959         15,757
Interest - Other                                                -          2,346
Interest - Bank                                            11,416             16
Finance Charges on Leased
  Assets                                                    8,569         17,281
Legal Costs                                                18,000         18,071
Legal Retainers                                           140,337        202,361
Management & Consulting Fees                              213,453         51,245
Motor Vehicle Expenses                                     15,112         25,100
Payroll Tax                                                 9,968          5,402
Postage                                                     2,254          1,679
Printing and Stationery                                     8,169         10,050
Rent - Premises                                            89,320         37,875
Rent - Plant & Equipment                                    4,017          5,098
Repairs and Maintenance                                     5,674          5,713


              This statement is to be read in conjunction with the
                        attached Accountant's Disclaimer

                    NATIONWIDE HELPLINE SERVICES PTY LIMITED

                               A.C.N. 003 846 544                      UNAUDITED

            PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 30TH JUNE 1995


                                                                         1994
                                                    NOTE    $              $

Retainer - Acctg                                           17,975          2,200
Retainer - MBA                                                (50)         5,130
Retainer - Medical                                          9,609              -
Salaries                                                  677,739        519,090
Staff Amenities                                             2,626          2,290
Staff Training                                                400          1,633
Staff Recruitment & Temps.                                    550          5,913
Subscriptions/Publications                                  1,976          1,767
Superannuation Contributions                               25,498         15,115
State & Govt. Duty                                          2,821          3,003
Telephone                                                 283,981        222,598
Travelling Expenses                                         7,595         14,935
Abnormal Item                                                   -             25
                                                       ----------     ----------
TOTAL EXPENSES                                          1,824,502      1,520,973
                                                       ----------     ----------
OPERATING PROFIT/(LOSS) BEFORE
INCOME TAX                                             $   (3,094)    $  628,976
                                                       ==========     ==========


              This statement is to be read in conjunction with the
                        attached Accountant's Disclaimer